                                                                 Exhibit 99.2(i)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 1999A-S1

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated January 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                                Exhibit 99.2(ii)

Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 1999-AS2

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated May 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                              Exhibit 99.2 (iii)

Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 1999-S1

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated January 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Lucy P. Gambino
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer


Certified March 10, 2000

                                                                Exhibit 99.2(iv)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 1999-S2

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated February 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                                 Exhibit 99.2(v)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 1999-S3

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated February 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                                Exhibit 99.2(vi)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 1999-S4

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated July 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P/ Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                               Exhibit 99.2(vii)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 1999-S5

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated April 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                              Exhibit 99.2(viii)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 1999-S6

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated April 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                                Exhibit 99.2(ix)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 1999-S7

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated May 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                                 Exhibit 99.2(x)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 1999-S8

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated June 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                                Exhibit 99.2(xi)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 1999-S9

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated June 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P/ Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                               Exhibit 99.2(xii)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 1999-S10

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated July 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                              Exhibit 99.2(xiii)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 1999-S11

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated August 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                               Exhibit 99.2(xiv)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 1999-S12

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated September 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                                Exhibit 99.2(xv)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 1999-S13

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated September 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                               Exhibit 99.2(xvi)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 1999-S14

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated November 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000

                                                              Exhibit 99.2(xvii)
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                   MORTGAGE PASS THROUGH CERTIFICATE 1999-S15

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated December 1, 1999 between Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,




/s/ Lucy P. Gambino                                  /s/ Susan Christman
------------------------------------                 -------------------
Lucy P. Gambino                                      Susan Christman
Vice President                                       Assistant Treasurer





Certified March 10, 2000



311